     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 5, 1999
                                                     REGISTRATION NO. 333-69651
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           --------------------------

                               NEON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                          7372                  76-0345839
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                        No.)


                            14100 SOUTHWEST FREEWAY
                                   SUITE 500
                            SUGAR LAND, TEXAS 77478
                                 (281) 491-4200
                (Address, including zip code, telephone number,
        including area code, of registrant's principal executive office)

                                   JOE BACKER
                               NEON SYSTEMS, INC.
                            14100 SOUTHWEST FREEWAY
                                   SUITE 500
                            SUGAR LAND, TEXAS 77478
                                 (281) 491-4200
             (Name, address, including zip code, telephone number,
                   including area code, of agent for service)

                           --------------------------

                                   COPIES TO:

        ROBERT P. TAYLOR, III                        RONALD G. SKLOSS
             KENT JAMISON                    Brobeck, Phleger & Harrison LLP
       Locke Liddell & Sapp LLP              301 Congress Avenue, Suite 1200
     2200 Ross Avenue, Suite 2200                  Austin, Texas 78701
         Dallas, Texas 75201                          (512) 477-5495
            (214) 740-8000

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-69651

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                          CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
            Title of                      Proposed Maximum
             Shares                           Aggregate           Amount of
        to be Registered                   Offering Price    Registration Fee (1)
--------------------------------------------------------------------------------
Common Stock, $.01 par value..........       $3,000,000          $1,758.00
--------------------------------------------------------------------------------

(1) Calculated in accordance with the provisions of Rule 457(q) of the Securities Act of 1933, as amended.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              EXPLANATORY NOTE

     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)") to register an additional 200,000 shares of Common Stock of NEON Systems, Inc., and includes the registration statement facing page, this page, the signature page, an exhibit index, an accountants' consent and an Exhibit 5 legal opinion. Pursuant to Rule 462(b), the contents of the registration statement on Form S-1 (File No. 333-69651 of NEON Systems, Inc., including the exhibits thereto, are incorporated by reference into this registration statement.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on this 5th day of March, 1999.

                                       NEON SYSTEMS, INC.

                                       By                 *
                                          -------------------------------------
                                          JOE BACKER, PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

     Pursuant to the requirements of the Securities Act of 1933, this registration statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURES                      TITLE                    DATE
------------------------------  --------------------------  -------------------
              *
------------------------------  Chairman of the Board          March 5, 1999
        John J. Moores

                                President and Chief
              *                   Executive Officer
------------------------------    (Principal Executive         March 5, 1999
          Joe Backer              Officer) and Director

              *
------------------------------  Chief Technology Officer       March 5, 1999
       Peter Schaeffer            and Director

                                Chief Financial Officer
     /s/ JOHN S. REILAND          (Principal Financial and
------------------------------    Accounting Officer) and      March 5, 1999
       John S. Reiland            Director

              *
------------------------------  Director                       March 5, 1999
     Charles E. Noell III

              *
------------------------------  Director                       March 5, 1999
     Norris van den Berg

              *
------------------------------  Director                       March 5, 1999
       Richard Holcomb


* The undersigned has executed this registration statement on behalf of each of the persons named above pursuant to the Power of Attorney filed with the Securities and Exchange Commission.


*By:      /s/ JOHN S. REILAND
     ------------------------------
           John S. Reiland
          ATTORNEY-IN-FACT


                                   EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
5.1             Opinion of Locke Liddell & Sapp LLP
23.1            Consent of KPMG LLP
23.2            Consent of Locke Liddell & Sapp LLP (included in Exhibit 5.1)
24.1            Power of Attorney*

---------------
* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (No. 333-69651) filed on December 23, 1998.